Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL ACCOUNTING PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Amanasu Techno Holdings Corporation. (the “Company”), on Form 10-Q for the quarter ended June 30, 2020, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Atsushi Maki, Principal Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
Such Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Amanasu Techno Holdings Corporation

Date: August 13, 2020	By:	/s/ Atsushi Maki
Atsushi Maki
Principal Executive Officer
Principal Accounting Officer